UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2015

TIANHE UNION HOLDINGS LIMITED

(Exact name of Registrant as specified in charter)

Nevada	333-199967	47-1549749
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Wall Street, 28 Fl, Unit 2851 New York, NY 10005	10005
(Address of principal executive offices)	(Zip Code)

+646-512-5855

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 20, 2015, Tianhe Union Holdings Limited, a corporation incorporated under the laws of the State of Nevada (the “Company”) dismissed MaloneBailey, LLP as the Company’s independent registered public accounting firm. The decision to dismiss to MaloneBailey, LLP was approved by the Company’s board of directors.

The principal accountant’s reports of MaloneBailey, LLP on the financial statements of the Company as of September 30, 2014 and from the date of inception on May 9, 2014 to September 30, 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the period from the date of inception on May 9, 2014 to September 30, 2014 and through December 20, 2015, there were no disagreements with to MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to MaloneBailey, LLP’s satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s most recent fiscal year and the subsequent interim period through December 20, 2015, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to MaloneBailey, LLP with a copy of the foregoing disclosure and requested to MaloneBailey, LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 4, 2016, furnished by MaloneBailey, LLP is filed as Exhibit 16.1 to this Form 8-K.

On January 6, 2016, the Company’s board of directors approved the engagement of WWC, Professional Corporation (“WWC”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through January 6, 2016, neither the Company nor anyone on its behalf consulted with WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from MaloneBailey, LLP dated January 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANHE UNION HOLDINGS LIMITED
(Registrant)

Date: January 7, 2016	By:	/s/ Zaixian Wang
	Name:	Zaixian Wang
	Title:	President

3